UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2020

PIVOTAL INVESTMENT CORPORATION II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38971	83-4109918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	PIC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	PIC	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	PIC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Pivotal Investment Corporation II, a Delaware corporation (“Pivotal”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Pivotal, PIC II Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of Pivotal (“Merger Sub”), and XL Hybrids, Inc., a Delaware corporation (“XL”). On December 11, 2020, XL issued a press release announcing that it had launched its Pilot Program with Essential Utilities, Inc. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Pivotal intends to post a copy of the press release on its investor relations website, www.pivotalic.com, and/or its other social media outlets. XL also intends to post a copy of the press release on its Twitter account @XLFleet.

XL uses, and will continue to use, its website, press releases, and various social media channels, including its Twitter account (@XLFleet), as additional means of disclosing public information to investors, the media and others interested in XL. It is possible that certain information that XL posts on its website, disseminated in press releases and on social media could be deemed to be material information, and XL encourages investors, the media and others interested in XL to review the business and financial information that XL posts on its website, disseminates in press releases and on the social media channels identified above, as such information could be deemed to be material information.

The information set forth under this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Additional Information and Where to Find It

IN CONNECTION WITH THE PROPOSED MERGER, PIVOTAL HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) A REGISTRATION STATEMENT ON FORM S-4, WHICH INCLUDES A DEFINITIVE PROXY STATEMENT THAT WAS DISTRIBUTED TO PIVOTAL’S STOCKHOLDERS IN CONNECTION WITH PIVOTAL’S SOLICITATION OF PROXIES FOR THE VOTE BY PIVOTAL’S STOCKHOLDERS WITH RESPECT TO THE MERGER AND CERTAIN OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, AS WELL AS OTHER MATTERS THAT ARE DESCRIBED IN THE REGISTRATION STATEMENT, AND A FINAL PROSPECTUS RELATING TO THE OFFER AND SALE OF THE SECURITIES OF PIVOTAL COMMON STOCK TO BE ISSUED IN THE MERGER. INVESTORS AND SECURITY HOLDERS OF PIVOTAL AND XL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS CAN OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT PIVOTAL AND XL THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. COPIES OF THE DOCUMENTS FILED WITH THE SEC BY PIVOTAL CAN BE OBTAINED FREE OF CHARGE ON PIVOTAL’S WEBSITE AT WWW.PIVOTALIC.COM OR BY DIRECTING A WRITTEN REQUEST TO PIVOTAL INVESTMENT CORPORATION II, C/O GRAUBARD MILLER, 405 LEXINGTON AVENUE, 11TH FLOOR, NEW YORK, NEW YORK 10174.

THIS CURRENT REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO

SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF PIVOTAL OR XL, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

Participants in the Solicitation

PIVOTAL AND XL AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, UNDER SEC RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF PIVOTAL’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTIONS OF PIVOTAL’S DIRECTORS AND OFFICERS IN PIVOTAL’S FILINGS WITH THE SEC, INCLUDING PIVOTAL’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, WHICH WAS FILED WITH THE SEC ON MARCH 30, 2020. XL AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY ALSO BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF PIVOTAL IN CONNECTION WITH THE MERGER. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO PIVOTAL’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS IS SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTIONS THAT PIVOTAL HAS FILED WITH THE SEC, WHICH INCLUDES A PROXY STATEMENT AND PROSPECTUS FOR THE TRANSACTIONS. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTIONS IS INCLUDED IN THE REGISTRATION STATEMENT.

Forward-Looking Statements

THIS CURRENT REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS”. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN PIVOTAL’S REPORTS FILED WITH THE SEC AND THOSE IDENTIFIED ELSEWHERE IN THIS COMMUNICATION, THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD-LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: ABILITY OF THE PARTIES TO SATISFY THE CLOSING CONDITIONS TO THE MERGER, INCLUDING APPROVAL BY STOCKHOLDERS OF PIVOTAL AND XL ON THE EXPECTED TERMS AND SCHEDULE AND THE RISK THAT ANY THIRD-PARTY APPROVALS OR CONSENTS REQUIRED FOR THE MERGER ARE NOT OBTAINED OR ARE OBTAINED SUBJECT TO CONDITIONS THAT ARE NOT ANTICIPATED; DELAY IN CLOSING THE MERGER; FAILURE TO REALIZE THE BENEFITS EXPECTED FROM THE PROPOSED MERGER; THE EFFECTS OF PENDING AND FUTURE LEGISLATION; RISKS RELATED TO DISRUPTION OF MANAGEMENT TIME FROM ONGOING BUSINESS OPERATIONS DUE TO THE PROPOSED MERGER; BUSINESS DISRUPTION FOLLOWING THE MERGER; RISKS RELATED TO XL’S BUSINESS, INCLUDING THE HIGHLY COMPETITIVE NATURE OF ITS INDUSTRY; LITIGATION, COMPLAINTS, PRODUCT LIABILITY CLAIMS AND/OR ADVERSE PUBLICITY; COST INCREASES OR SHORTAGES IN COMPONENTS NECESSARY FOR XL’S PRODUCTS AND SERVICES; PRIVACY AND DATA PROTECTION LAWS, PRIVACY OR DATA BREACHES, OR THE LOSS OF DATA; THE IMPACT OF THE COVID-19 PANDEMIC ON XL’S BUSINESS; AND MACROECONOMIC FACTORS BEYOND PIVOTAL’S OR XL’S CONTROL.

NEITHER PIVOTAL NOR XL UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE XL’S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND XL’S ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN THE REGISTRATION STATEMENT ON FORM S-4 AND PIVOTAL’S OTHER FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING PIVOTAL AND XL, THE PROPOSED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO PIVOTAL AND XL OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER PIVOTAL NOR XL UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2020	PIVOTAL INVESTMENT CORPORATION II

	By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
Chief Executive Officer